Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2012
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments

Note 8: Fair Value of Financial Instruments:

These consolidated financial statements include the following financial instruments: cash and cash equivalents, trade receivables, accounts payable, accrued expenses, capital leases, notes payable, debt and warrant liability. At December 31, 2012 and December 31, 2011, the carrying amount of the Company's cash and cash equivalents, trade receivables, accounts payable and accrued expenses, approximated their fair values due to their short maturities. The carrying value of the Company's borrowings and capital lease obligation approximates fair value based upon the market interest rates available to the Company for debt and capital lease obligations with similar risk and maturities. As of December 31, 2012 common stock warrants, which are classified as liabilities, are recorded at their fair market value.

The measurement of fair value requires the use of techniques based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The inputs create the following fair value hierarchy:

•	Level 1 - Quoted prices for identical instruments in active markets.
•	Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations where inputs are observable or where significant value drivers are observable.
•	Level 3 - Instruments where significant value drivers are unobservable to third parties.

Our common stock warrants are listed for trading on the OTC market. As of December 31, 2012, and 2011, we had approximately $95 million, $0, respectively, in an accrued liability classified as a Level 1 security, related to warrants to purchase common stock. Warrant expense related to the change in fair value of the warrant liability was $82 million for the year ended December 31, 2012.